UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 April 1, 2008 _________________________________________________ Date of Report (Date of earliest event reported):

ACCELR8 TECHNOLOGY CORPORATION _____________________________________________________ (Exact name of registrant as specified in charter)

__Colorado__________	_____0-11485________	____84-1072256___

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7000 North Broadway, Building 3-307, Denver, CO 80221
________________________________________________________
(Address of principal executive offices)

(303) 863-8808
______________________________________________________
Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 1, 2008, Accelr8 Technology Corporation issued a press release announcing it had agreed in principle with Becton, Dickinson and Company (“BD”) to terms for an agreement with respect to Accelr8’s BACcel™ rapid bacterial diagnostic system. Under the contemplated agreement, BD will fund an 18-month milestone project starting April 1, 2008.

     BD will also have the option to license the technology for product development, manufacturing, and commercialization for the clinical diagnosis of infectious diseases.

The definitive agreement is expected to be signed before April 30, 2008.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99,1	Press Release dated as of April 1, 2008, announcing agreement in principal with BD

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2008	ACCELR8 TECHNOLOGY CORPORATION

By: /s/ Thomas V. Geimer
Thomas V. Geimer, Chief Executive Officer